                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          CHICAGO MINIATURE LAMP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                  [CHML LOGO]



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 17, 1996


To the Shareholders of Chicago Miniature Lamp, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Chicago Miniature Lamp, Inc. (the "Company") will be held at the offices of CML Fiberoptics, Inc., 45 Bartlett Street, Marlborough, Massachusetts on December 17, 1996, at 11:00 a.m., local time, for the following purposes:

     1. To consider and act upon a proposal to amend the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock of the Company from 20,000,000 to 100,000,000;

     2. To consider and act upon a proposal to amend the Company's 1995 Incentive and Non-Statutory Stock Option Plan to increase the number of shares issuable pursuant to the exercise of options granted under said plan from 450,000 to 1,000,000 shares of the Common Stock of the Company; and

     3. To transact any other business as may properly come before the meeting or any postponement or adjournment thereof.

     Shareholders of record at the close of business on November 19, 1996, will be entitled to vote at this meeting or any postponement or adjournment thereof. Information relating to the matters to be considered and voted on at the Special Meeting is set forth in the proxy statement accompanying this Notice.

                                         By Order of the Board of Directors,

                                         /s/ Ronald S. Goldstein

                                         Ronald S. Goldstein
                                         Secretary


Canton, Massachusetts
November 20, 1996

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE VOTE ON THE MATTERS TO BE CONSIDERED AT THE MEETING BY COMPLETING THE ENCLOSED PROXY AND MAILING IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                          CHICAGO MINIATURE LAMP, INC.
                               500 CHAPMAN STREET
                          CANTON, MASSACHUSETTS  02021

                              ____________________

                                PROXY STATEMENT

          This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of CHICAGO MINIATURE LAMP, INC. (the "Company") to be voted at the Special Meeting of Shareholders to be held at the offices of CML Fiberoptics, Inc., 45 Bartlett Street, Marlborough, Massachusetts on December 17, 1996 (the "Meeting") at 11:00 a.m., local time, or any postponement or adjournment thereof.

          This Proxy Statement and the enclosed proxy are being sent to shareholders commencing on or about November 20, 1996.

          Solicitation will be primarily by mail but may also be made by personal interview or by telephone, in each case by officers and regular employees of the Company who will not be additionally compensated therefor. The Company will request persons such as brokers, nominees and fiduciaries, holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and request authority for the execution of the proxy. The total cost of soliciting proxies will be borne by the Company.

                                     VOTING

          Holders of record at the close of business on November 19, 1996 (the "Record Date") of Common Stock, par value $.01 per share, of the Company ("Common Stock") will be entitled to vote at the Meeting.

          On the Record Date, there were 19,457,249 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote at the Meeting. A majority of the outstanding shares of Common Stock entitled to vote at the Meeting will constitute a quorum at the Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary for the approval of the amendment to the Certificate of Incorporation to increase the authorized number of shares, while only the affirmative vote of the holders of a majority of the votes present in person or by proxy at the Meeting is necessary for approval of the amendment to the Company's Stock Option Plan to increase the number of shares issuable thereunder.

          Proxies in the enclosed form are solicited by the Board of Directors of the Company in order to provide every shareholder an opportunity to vote on all matters scheduled to come before the Meeting, whether or not the shareholder attends in person. If proxies in the enclosed form are properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the shareholder's directions. In the absence of specific directions, properly executed proxies will be voted "FOR" the Amendment to the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock and "FOR" the amendment of the Company's 1995 Stock Option Plan. A shareholder who submits a proxy may revoke it at any time prior to the voting of the proxy by written notice to the Secretary of the Company or by attending the meeting and voting such shareholder's shares in person.


                        SECURITY OWNERSHIP OF PRINCIPAL
                          SHAREHOLDERS AND MANAGEMENT

          The following table sets forth information with respect to the beneficial ownership of the Common Stock of the Company as of October 31, 1996 by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group.


                                         AMOUNT OF
                                        BENEFICIAL
NAME AND ADDRESS                        OWNERSHIP    PERCENT OF
OF BENEFICIAL OWNER(1)                  (# SHARES)      CLASS

-----------------------------------------------------------------
Frank M. Ward (2),                      10,106,850    51.9%
 individually and as trustee
500 Chapman Street
Canton, MA  02021
Ronald S. Goldstein (3)                    110,757      *
Donald J. MacCrindle (4)                    25,100      *
Richard F. Parenti (5)                      23,200      *
Thomas I. Kanaya                            69,149      *
Michael J. Giani (6)                        27,000      *
Werner A. Arnold                           165,000      *
Donald S. Dewsnap                           13,950      *
Richard E. Ingram                           12,000      *
All directors and executive officers    10,553,006    54.2%
 as a group (9 persons)

_______________________
*Less than 1%

(1) The address of the Company's directors and officers is Chicago Miniature Lamp, Inc., 500 Chapman Street, Canton, Massachusetts 02021.

(2) Includes 8,255,820 shares beneficially owned by Frank M. Ward and Eileen M. Ward as joint tenants with right of survivorship and 1,851,030 shares deemed to be beneficially owned by Frank M. Ward, as trustee under certain trust agreements for each of his five children dated May 23, 1995 (the "Trust Agreements"). The Trust Agreements terminate upon each child reaching the age of 35 (the first of such trusts will terminate in 2005).

(3) Reflects 75,000 shares issuable upon the exercise of presently exercisable stock options beneficially owned by Mr. Goldstein and granted pursuant to the Company's Stock Option Plan.

(4) Reflects 5,000 shares issuable upon the exercise of presently exercisable stock options beneficially owned by Mr. MacCrindle and granted pursuant to the Company's Stock Option Plan.

(5) Reflects 5,000 shares issuable upon the exercise of presently exercisable stock options beneficially owned by Mr. Parenti and granted pursuant to the Company's Stock Option Plan.

(6) Reflects 24,000 shares issuable upon the exercise of presently exercisable stock options beneficially owned by Mr. Giani and granted pursuant to the Company's Stock Option Plan.


                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid or accrued by the Company for services rendered during the most recently completed fiscal year ended December 3, 1995, and the two preceding fiscal years of the Company by the Chief Executive Officer of the Company and each of the other most highly compensated executive officers of the Company whose total cash compensation for the year ended December 3, 1995, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                Long-Term
                                                                Compensation
                                                             ----------------------
                                                                  Awards
                                                             ----------------------
       Name and                  Annual Compensation         Securities Underlying
Principal Position      Year       (Salary) ($)                  Options (#)
------------------      ----     --------------------        ----------------------

Frank M. Ward           1995              $  360,000                --
  President and         1994(1)           $2,000,000                --
  Chief Executive       1993(2)           $3,251,000                --
  Officer
Donald J. MacCrindle
  Executive Vice        1995              $  112,538               30,000
  President             1994(1)           $   73,957                --
                        1993(2)           $   75,000                --

(1) For the nine month period ended November 27, 1994. (Fiscal year was changed.)

(2)  For the fiscal year ended February 27, 1994.

     In December 1994, the Company entered into a three year employment agreement with Mr. Ward. The agreement provided for a salary of $360,000, $420,000 and $480,000 for fiscal years 1995 through 1997, respectively. At the request of Mr. Ward, the employment agreement has been amended to reduce his salary to $250,000 for each of the fiscal years 1996 and 1997. The agreement also provides for the reimbursement of Mr. Ward's reasonable and necessary expenses in carrying out his duties as Chief Executive Officer, including an automobile and related expenses. Under the agreement, Mr. Ward is also entitled to receive all employee benefits under any retirement, pension, profit-sharing, insurance and other plans which are in effect or which may be later adopted. In the event of any disability that renders Mr. Ward incapable of performing his normal duties with the Company that continues for a period of one year, the Company may, at its option, terminate the employment contract.

     In connection with the acquisition of W. Albrecht GmbH u. Co. KG and certain other entities, the Company entered into three-year employment agreements with Mr. Werner A. Arnold and Mr. Daniel S. Savocchia. After the first three-year term, the agreements can be extended annually for additional one-year terms. Mr. Arnold will be paid an annual salary of DM 225,000 and has received stock options to purchase an aggregate of 75,000 shares of Common Stock, which options have an exercise price of $24.33 per share and vest at the rate of 20% per year commencing May 30, 1997. Mr. Savocchia will be paid an annual salary of $100,000 and will receive a car allowance of $450 per month. Mr. Savocchia has received stock options to purchase an aggregate of 30,000 shares of Common Stock, which options have an exercise price of $24.33 per share and vest at the rate of 20% per year commencing May 30, 1997. The agreement with Mr. Arnold also provides for reimbursement of reasonable and necessary business expenses. Under the employment agreements, Messrs. Arnold and Savocchia are entitled to receive all employee benefits, rights and privileges under any retirement, pension, profit-sharing, insurance, hospital or other plans that may now be in effect or that may be later adopted. In the event of disability that renders either Mr. Arnold or Savocchia incapable of performing his normal duties for a period of six consecutive months, the Company may terminate such employee's employment by giving him notice in writing. In the event of such termination, Mr. Savocchia is entitled to (i) his then-current salary for the six-month period commencing with such disability or (ii) the unexpired term of his employment, whichever is less. Each employment agreement is also terminable by either party for cause. The agreements also contain non-compete clauses that prohibit Messrs. Arnold and Savocchia from competing with the Company for a period of five years following termination of their employment with the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

     During the fiscal year ended December 3, 1995, the Company granted options to the executive officers shown in the Summary Compensation Table as follows:

                                                                        Potential Realizable
                                                                          Value at Assumed
                                                                        Annual Rates of Stock
                                                                         Price Appreciation
                                  Individual Grants                      For Option Term (1)
               --------------------------------------------------     -----------------------
                 Number of    % of Total
                 Securities    Options
                 Underlying   Granted to   Exercise
Name              Options     Employees    Price(2)     Expiration
                 Granted(#)    in Year     ($/share)       Date            5%($)      10%($)
 ---------------------------------------------------------------------------------------------
Frank M. Ward          --             --       --              --           --
Donald J.            15,000         4.35%    $ 8.33        6/13/05(3)    $ 78,600    $199,200
 MacCrindle          15,000         4.35%    $10.75        8/10/05(4)    $101,400    $257,100

(1) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation set by the Commission. Actual gains are dependent on the future performance of the Common Stock and the option holder's continued employment throughout the vesting period. The amounts reflected in the table may not necessarily be achieved.

(2) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

(3) Options vest at the rate of 33.33% per year for each of the first three years after grant and terminate ten years from the date of grant.

(4) Options all vested on date of grant and terminate ten years from date of grant.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                                        Value of
                   Number                     Number of               Unexercised
                  of shares             Securities Underlying         In-the-Money
                  acquired     Value    Unexercised Options at         Options at
     Name        on exercise  Realized         Year-End             Year-End ($)(1)
------------------------------------------------------------------------------------
Frank M. Ward        --          --               --                   --
Donald J.            --          --             15,000           $42,450 Exercisable
MacCrindle                                      15,000           $78,750 Unexercisable

(1) Calculated based on the last reported sales price of $13.58 per share of Common Stock as reported on the Nasdaq National Market on December 3, 1995.

STOCK OPTION PLAN

     Under the Company's Stock Option Plan (the "Plan"), 750,000 shares of Common Stock were reserved for issuance upon exercise of stock options. On October 9, 1996, the number of shares reserved for issuance upon exercise of stock options under the Plan was reduced to 450,000. The Plan is designed as a means to retain and motivate key employees. The Stock Option Committee administers and interprets the Plan. Options may be granted to all eligible employees of the Company, including officers and others who perform services for the Company. As of December 3, 1995, there were 345,000 shares underlying unexercised options granted under the Plan. As of November 19, 1996, there remained 5,202 shares available for future grant.

     The Plan provides for the granting of both incentive stock options (as defined in Section 422 of the Internal Revenue Code) and nonqualified stock options. Options are granted under the Plan on such terms and at such prices as recommended by the Stock Option Committee and approved by the Board of Directors, except that the per share exercise price of incentive stock options cannot be less than the fair market value of the Common Stock on the date of grant. Each option is exercisable after the period or periods specified in the option agreement, but no option may be exercisable after the expiration of ten years from the date of grant. Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to the creation of the Compensation Committee on March 27, 1995, decisions on executive compensation were made by the Company's Chief Executive Officer, Frank M. Ward. During the entire period from the beginning of fiscal 1995 through March 27, 1995, Mr. Ward was employed under the employment agreement described under the summary compensation table and Mr. Ward did not participate in any executive compensation decisions affecting himself, although he did request that his salary be reduced to $250,000 for fiscal years 1996 and 1997.

DIRECTORS' COMPENSATION

     Directors who are not employees of the Company receive annually a fee of $10,000 in addition to reimbursement for out-of-pocket expenses.

                        PROPOSAL TO AMEND THE COMPANY'S
                        CERTIFICATE OF INCORPORATION TO
                       INCREASE AUTHORIZED COMMON SHARES

INTRODUCTION

     Currently, the Company's Restated Certificate of Incorporation authorizes the issuance of 20,000,000 shares of Common Stock, $.01 par value, and 5,000,000 shares of Preferred Stock, $.01 par value. As of November 19, 1996, 19,457,249 shares of Common Stock were issued and outstanding and 444,798 shares were reserved for issuance upon the exercise of outstanding options. Accordingly, on November 19, 1996, if all outstanding options were exercised, there would only be 97,953 shares of Common Stock available for issuance by the Company. No shares of Preferred Stock have been issued by the Company.

AMENDMENT

     On October 31, 1996, the Board of Directors approved an increase in the authorized number of shares of Common Stock from 20,000,000 to 100,000,000 shares, subject to shareholder approval. The action of the Board of Directors was in the form of resolutions setting forth (i) the proposed amendment to the first sentence of Article IV of the Company's Restated Certificate of Incorporation, (ii) the advisability of the amendment; and (iii) calling for submission of the amendment for approval by the shareholders at the Meeting.

     The following is the text of the first sentence of Article IV of the Restated Certificate of Incorporation of the Company, as proposed to be amended:

          The aggregate number of the authorized shares, itemized by class, series, if any, and par value within a class, is as follows:


CLASS                           NUMBER OF SHARES  SERIES  PAR VALUE
-----                           ----------------  ------  ---------
Common                              100,000,000   N/A         $.01

Preferred                             5,000,000   N/A         $.01

Total Number of Shares Authorized:  105,000,000

Total Authorized Capital:            $1,050,000

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

     The Board of Directors believes that it is necessary and desirable to increase the number of shares of Common Stock that the Company is authorized to issue to give the Company additional flexibility to raise equity capital, adopt additional employee benefit plans or reserve additional shares for issuance under such plans and make acquisitions through the use of stock. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional Common Stock for any of these purposes, except as permitted or required by the Company's existing employee benefit plans. The Board of Directors believes that the proposed increase in the authorized shares would make it unnecessary to hold a special shareholders' meeting in the future for the purpose of authorizing an increase in the authorized Common Stock should the Company decide to use its shares for one or more of such previously mentioned purposes. No additional action or authorization by the Company's shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of The Nasdaq National Market.

     Under the Company's Restated Certificate of Incorporation, the Company's shareholders do not have preemptive rights with respect to the Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the shareholdings of current shareholders.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. In the event of a hostile attempt to take over the Company, it might be possible for the Company to try to impede such an attempt by issuing shares of the Common Stock through a "private placement" to a friendly party, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The overall effect, therefore, could be to discourage unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business.

PROPOSED RESOLUTIONS

     Resolutions in substantially the following form will be submitted to the shareholders at the Meeting:

     "RESOLVED, that the Company's authorized shares of Common Stock be increased from 20,000,000 shares to 100,000,000 shares and that the Company's Restated Certificate of Incorporation be amended to reflect said increase.

     RESOLVED FURTHER, that appropriate officers of the Company be, and the same are, hereby resolved, empowered and directed in the name on behalf of the Company to take such action and execute such documents as may be deemed necessary or desirable to carry out the intent and purpose of the foregoing resolution."

RECOMMENDATION OF THE BOARD

     The Board of Directors recommends a vote "FOR" the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 100,000,000. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of such increase.


                             PROPOSAL TO AMEND THE
                               1995 INCENTIVE AND
                        NON-STATUTORY STOCK OPTION PLAN

     The Company maintains a stock option plan, the 1995 Incentive and Non-Statutory Stock Option Plan (the "Plan") under which incentive and non-qualified options may be granted to employees, directors and certain key affiliates.
Under the Plan, options may be granted at not less than the fair market value on the date of grant. Options may be subject to a vesting schedule and expire ten years after grant.

     The 1995 Plan originally reserved 750,000 shares of the Company's Common Stock for issuance thereunder. Due to the limited number of authorized shares of Common Stock available to the Company, on October 9, 1996, the Board of Directors decreased the number of shares reserved for issuance under the Plan to 450,000. As of November 19, 1996, 444,798 of the 450,000 options authorized are outstanding. The Company has in the past utilized and wishes in the future to utilize the Plan to attract, maintain and develop management by encouraging ownership of the Company's Common Stock by key employees, directors and others.

     Options under the Plan are either "incentive options" ("ISOs") under
Section 422A of the Internal Revenue Code of 1986, as amended, or "non-qualified stock options" ("NQOs") which are not intended to so qualify.

     On October 31, 1996, the Board of Directors approved and recommends to the shareholders that they approve a proposal to amend the Company's Plan to increase the number of shares of Common Stock available for grant under the Plan from 450,000 to 1,000,000, an increase of 550,000 shares of Common Stock. The proposed amendment will cause Section 3.1 of the Plan to be replaced with the following revised Section 3.1:

          3.1  Shares Subject to Plan.  The stock subject to the options granted
               ----------------------
     under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed 1,000,000 shares of Common Stock.

     The proposed amendment to the Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the Meeting. Proxies will be voted in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" adoption of the proposed amendment to the Plan. Prior to the Meeting, there are not sufficient authorized shares to reserve 1,000,000 shares for the Plan, and consequently, if the proposal to increase the authorized number of shares of Common Stock of the Company from 20,000,000 to 100,000,000 is not adopted, the proposal to amend the Plan will be withdrawn.

     Except for such amendment, if approved by holders of a majority of the shares present in person or represented by proxy at the Meeting, the Plan will remain unchanged. The following is a summary of the provisions of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which may be obtained from the Company.

SUMMARY DESCRIPTION OF THE STOCK OPTION PLAN

     The Plan is administered by the Board of Directors of the Company and the Stock Option Committee (the "Committee") appointed by the Board of Directors. Upon the recommendation of the Committee, the Board is authorized to grant incentive stock options to officers and other key executive and management employees of the Company. The current members of the Committee appointed by the Board of Directors are Donald S. Dewsnap and Richard E. Ingram. The Committee establishes rules and regulations for the operation of the Plan, selects persons to receive options, determines the option price for shares subject to each option, and determines the number of shares subject to grants.

     If there is a stock split, stock dividend, or other relevant change affecting the Company's shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.

     The aggregate fair market value (determined at the time an option is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any person during any calendar year under the Plan shall not exceed $100,000.

     The vesting period for options granted under the Plan are set forth in an option agreement entered into with the optionee. ISOs granted to an optionee terminate 90 days after retirement. In the event of death or disability, all vested options expire 180 days from the date of death or termination of employment due to disability.

     Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable in the event of: (i) a change of control of the Company, (ii) a merger, consolidation, reorganization or dissolution in which the Company does not survive, or (iii) the sale, release, exchange or disposition of substantially all the property and assets of the Company.

STOCK OPTIONS

     The Board of Directors and the Committee may grant options qualifying as ISOs under the Internal Revenue Code of 1986, as amended, or as NQOs. The Committee determines the duration of each option; however, the term of an option cannot exceed ten (10) years from the date of grant and cannot exceed five (5) years in the case of a greater than 10% shareholder. The option price for an ISO is the fair market value of a share of the Company's Common Stock on the date of grant, whereas the option price for an NQO may be more or less than the fair market value on the date of grant. The grantee can pay the option price in cash, or if permitted, by delivering to the Company shares of Common Stock owned by the grantee that have a fair market value equal to the option price. Shares cannot be issued or transferred upon the exercise of an option until the option price is paid in full.

     Information as to the amount of options received during the last fiscal year by the executive officers of the Company with an annual compensation greater than $100,000 is set forth under "Options Granted in Last Fiscal Year" appearing on page 6. In addition to those options, during the last fiscal year ended December 3, 1995, the Company granted options to purchase 315,000 shares of Common Stock to employees of the Company. No options were granted to non-employees of the Company. As of the date of this Proxy Statement, neither the Committee nor the Board of Directors has approved any awards of options under the Plan in excess of the number of shares currently available for issuance under the Plan. Neither the number nor value of future option awards to be received by or allocated to particular participants or groups of participants is presently determinable.

     At October 31, 1996, the market value per share of Common Stock was $29.75.

FEDERAL INCOME TAX CONSEQUENCES

     The holder of an ISO does not realize taxable income upon the grant or upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the option is sold or otherwise disposed of within two years from the option grant date or within one year from the exercise date then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

     An optionee does not realize taxable income upon the grant of an NQO if the exercise price is equal to the fair market value. If the exercise price is less than the fair market value, the optionee will realize income equal to the difference between the exercise price and the fair market value. An optionee who receives an NQO realizes income upon exercise of the NQO in an amount equal to the difference between the exercise price and the market value on the date of exercise. The Company is entitled to a deduction at the same time and in a corresponding amount.

     In general, if an optionee delivers previously-owned shares in payment of the exercise price of an option, no gain or loss will be recognized on the exchange of the previously-owned shares for an equivalent number of newly issued shares. However, if the previously-owned shares delivered in payment of the exercise price were acquired pursuant to the exercise of an ISO and if the requisite option holding periods are not satisfied (see above), then the optionee will realize ordinary income on the delivery of the previously-owned shares as in the case of any other "early" disposition of option-acquired shares.

RECOMMENDATION OF THE BOARD

     The Board of Directors recommends a vote "FOR" the proposal to amend the Company's Stock Option Plan to increase the number of shares of Common Stock available for grant from 450,000 to 1,000,000. The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of such increase.


                                 OTHER MATTERS

     Management knows of no matter to be brought before the meeting which is not referred to in the Notice of Meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons named therein or their substitutes.

                                    By Order of the Board of Directors

                                    /s/ Ronald S. Goldstein

                                    Ronald S. Goldstein
                                    Secretary

November 20, 1996

                                   APPENDIX


                          CHICAGO MINIATURE LAMP, INC.
                        1995 INCENTIVE AND NON-STATUTORY
                               STOCK OPTION PLAN
                         (AS AMENDED DECEMBER 17, 1996)

SECTION 1.  PURPOSE

          This 1995 Incentive and Non-Statutory Stock Option Plan (as amended December 17, 1996) (the "Plan") is intended as a performance incentive for officers and employees of CHICAGO MINIATURE LAMP, INC., an Oklahoma corporation (the "Company"), or its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to or acting as directors of the Company or its Subsidiaries, to enable the persons to whom options are granted (an "Optionee" or "Optionees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in
Section 422(b) of the Internal Revenue Code of 1986 (the "Code") and other stock options ("Non-statutory Options") under the Plan.

SECTION 2.  OPTIONS TO BE GRANTED AND ADMINISTRATION

          2.1  Options to be Granted.  Options granted under the Plan may be
               ---------------------
either Incentive Options or Non-statutory Options.

          2.2  Administration by the Board.  This Plan shall be administered by
               ---------------------------
the Board of Directors of the Company (the "Board"). The Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan;
(iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish; (vi) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (vii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including, but not limited to, banks, insurance companies, brokerage firms and consultants.

          In addition, as to each option, the Board shall have full and final authority in its discretion: (i) to determine the number of shares subject to each option; (ii) to determine the time or times at which options will be granted; (iii) to determine the time or times when each option shall become exercisable and the duration of the exercise period, which shall not exceed the limitations specified in Section 5.1.1; and (iv) to determine the option price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5.1.4 hereof.

          2.3  Appointment and Proceedings of Committee.  The Board may appoint
               ----------------------------------------
a Stock Option Committee (the "Committee") which shall consist of at least two members of the Board. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

          2.4  Powers of Committee.  Subject to the provisions of this Plan and
               -------------------
the approval of the Board, the Committee shall have the power to make recommendations to the Board as to whom options should be granted, the number of shares to be covered by each option, the time or times of option grants, and the terms and conditions of each option. In addition, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to exercise the administrative and ministerial powers of the Board with regard to aspects of the Plan other than the granting of options. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted hereunder and the exercise of any power delegated to it hereunder shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

SECTION 3.  STOCK

          3.1  Shares Subject to Plan.  The stock subject to the options granted
               ----------------------
under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 1,000,000 shares of Common Stock.

          3.2  Lapsed or Unexercised Options.  Whenever any outstanding option
               -----------------------------
under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and be available for the grant of other options under the Plan.

SECTION 4.  ELIGIBILITY

          4.1  Eligible Optionees.  Incentive Options may be granted only to
               ------------------
officers and other employees of the Company or its subsidiaries, including members of the Board who are also employees of the Company or a subsidiary. Non-statutory options may be granted to officers or other employees of the Company or its subsidiaries, and to certain other individuals providing services to the Company or its subsidiaries. Non-employee directors are not eligible to participate in the Plan.

          4.2  Limitations on 10% Stockholders.  No Incentive Option shall be
               -------------------------------
granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder"), unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

          4.3  Limitation on Exercisable Options.  The aggregate fair market
               ---------------------------------
value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 424 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Non-statutory Option.

SECTION 5.  TERMS OF THE OPTION AGREEMENTS

          5.1  Mandatory Terms.  Each option agreement shall contain such
               ---------------
provisions as the Board or the Committee shall from time to time deem appropriate, and shall include provisions relating to the method of exercise, payment of exercise price, adjustments or changes in the Company's capitalization and the effect of a merger, consolidation, liquidation, sale or other disposition of or involving the Company. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

          5.1.1  Expiration.  Notwithstanding any other provision of the Plan
                 ----------
or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of a greater-than-10% stockholder).

          5.1.2     Exercise.  Each option shall be deemed exercised when (i)
                    --------
the Company has received written notice of such exercise in accordance with the terms of the option, (ii) full payment of the aggregate option price of the shares of Common Stock as to which the option is exercised has been made, and
(iii) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Board or the Committee in any option, the option price of any shares of Common Stock purchased shall be paid in cash, by certified or official bank check, by money order, with shares of Common Stock or by a combination of the above; provided further, however, that the Board or the Committee in its sole discretion may accept a personal check in full or partial payment of any shares of Common Stock. If the exercise price is paid in whole or in part with shares, the value of the shares surrendered shall be their fair market value on the date the option is exercised as determined in accordance with Section 5.1.4 hereof. No Optionee shall be deemed to be a holder of any shares of Common Stock subject to an option unless and until a stock certificate or certificates for such shares of Common Stock are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 6 hereof.

          5.1.3     Events Causing Immediate Exercise.  Unless otherwise
                    ---------------------------------
provided in any option, each outstanding option shall become immediately fully exercisable:

          5.1.3.1 if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

          5.1.3.2 if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive

(unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

          5.1.3.3 if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

          The Board or the Committee may in its sole discretion accelerate the date on which any option may be exercised and may accelerate the vesting of any shares of Common Stock subject to any option or previously acquired by the exercise of any option.

          5.1.4     Purchase Price.  The purchase price per share of the Common
                    --------------
Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). The price at which shares may be purchased pursuant to Non-statutory Options shall be specified by the Board at the time the option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date such Non-statutory Option is granted, but shall not be less than the par value of shares of Common Stock.

          For the purpose of the Plan, the "fair market value" per share of Common Stock on any date of reference shall be the Closing Price of the Common Stock of the Company which is referred to in clause (i), (ii) or (iii) below, on the business day immediately preceding such date, or if not referred to in clause (i), (ii) or (iii) below, "fair market value" per share of Common Stock shall be such value as shall be determined by the Board or the Committee, unless the Board or the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

          5.1.5     Transferability of Options.  Incentive Options granted under
                    --------------------------
the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any Incentive Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void. Non-statutory Options shall be transferable to the extent provided in the option agreements under which they are granted.

          5.1.6  Termination of Employment or Death of Optionee.  Except as may
                 ----------------------------------------------
be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earlier to occur of:

                    5.1.6.1   the date of expiration thereof; or

          5.1.6.2 other than the case of death of the Optionee or disability of the Optionee within the meaning of Section 22(e)(3) of the Code ("disability"), (A) 90 days after termination of the employment between the Company and the Optionee in the case of an Incentive Option, and (B) 90 days after termination of the employment or other relationship between the Company and the Optionee, unless such termination provision is waived by resolution adopted by the Board within 30 days of the termination of such relationship, in the case of a Non-statutory Option.

          Except as may otherwise be expressly provided in the terms and conditions of the option granted to an Optionee, in the event of the death of an Optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time prior to such time of termination, to exercise the option to the extent the Optionee was entitled to exercise such option immediately prior to his death.

          Except as may otherwise be expressly provided in the terms and conditions of the option granted to an Optionee, if an Optionee's employment or other relationship with the Company terminates because of a disability, the Optionee's option shall terminate on the earlier of the date of expiration thereof or 180 days following the termination of such relationship; and unless by its terms it sooner terminates and expires during such 180 day period, the Optionee may exercise that portion of his or her option which is exercisable at the time of termination of such relationship.

          An employment relationship between the Company and the Optionee shall be deemed to exist during any period during which the Optionee is employed by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Board at the time thereof.

          5.1.7     Rights of Optionees.  No Optionee shall be deemed for any
                    -------------------
purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares of the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

          5.2  Certain Optional Terms.  The Board may in its discretion provide,
               ----------------------
upon the grant of any option hereunder, that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board at the time the option for the shares subject to repurchase was granted. The Board may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an option granted hereunder. In the event the Board shall grant options subject to the Company's repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

SECTION 6.  ADJUSTMENT OF SHARES OF COMMON STOCK

          6.1  Increase or Decrease of Outstanding Shares.  If at any time while
               ------------------------------------------
the Plan is in effect or unexercised options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event (i) appropriate adjustment shall be made in the maximum number of shares of Common Stock available for grant under the Plan, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so optioned, and (ii) appropriate adjustment shall be made in the number of shares and the exercise price per share of Common Stock thereof then subject to any outstanding option, so that the percentage of the Company's issued and outstanding shares of Capital Stock shall remain subject to purchase at the same aggregate exercise price.

          6.2  Discretionary Adjustment.  Subject to the specific terms of any
               ------------------------
option, the Board or the Committee may change the terms of options outstanding under this Plan, with respect to the option price or the number of shares of Common Stock subject to the options, or both, when, in the sole discretion of the Board or the Committee, such adjustments become appropriate by reason of a corporate transaction described in Section 5.1.3 hereof.

          6.3  Conversion of Shares.  Except as otherwise expressly provided
               --------------------
herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise of shares of Common Stock then subject to outstanding options granted under the Plan.

          6.4  General.  Without limiting the generality of the foregoing, the
               -------
existence of outstanding options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares subject to outstanding options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 7.  AMENDMENT OF THE PLAN

          The Board may amend the Plan at any time, and from time to time, subject to the limitation that no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock as to which options may be granted under the Plan;

or (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan.

          Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

SECTION 8.  NON-EXCLUSIVITY OF THE PLAN

          Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 9.  GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

          The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. All shares sold under the Plan shall bear appropriate legends. The Plan shall be governed by and construed in accordance with the laws of the State of Oklahoma.

SECTION 10.    EFFECTIVE DATE OF THE PLAN

          The effective date of the Plan is January 25, 1995, the date on which it was approved by the Board and by the stockholders of the Company. No option may be granted under the Plan after the tenth anniversary of such effective date.

                                                               Proxy Card Front

          [X]   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.



   1. TO CONSIDER and act upon a proposal to amend the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock of the Company from 20,000,000 to 100,000,000


                        FOR             AGAINST            ABSTAIN

                        [_]               [_]                [_]



   SIGNATURE ______________________________________     DATE ___________________




   2. TO CONSIDER and act upon a proposal to amend the Company's 1995 Incentive and Non-Statutory Stock Option Plan to increase the number of shares issuable pursuant to the exercise of options granted under said plan from 450,000 to 1,000,000 shares of Common Stock of the Company.


                        FOR             AGAINST            ABSTAIN

                        [_]               [_]                [_]


   3. TO TRANSACT such other business as may properly come before the meeting or any postponement or adjournment thereof.



   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH ABOVE.


   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


   SIGNATURE ______________________________________     DATE ___________________




   Note: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator or trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                                                 Proxy Card Back


                          CHICAGO MINIATURE LAMP, INC.

           THIS POXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Frank M. Ward or Ronald S. Goldstein, as Proxy for the undersigned, to vote all shares of Common Stock of the undersigned in Chicago Miniature Lamp, Inc. with all the powers that the undersigned would have if personally present, at the Special Meeting of Shareholders of Chicago Miniature Lamp, Inc. to be held at the offices of CML Fiberoptics, Inc., 45 Bartlett Street, Marlborough, Massachusetts on December 17, 1996, at 11:00 a.m., local time, and at any postponement or adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)